AMENDMENT NO. 1 TO AGREEMENT OF SALE

     AMENDMENT NO. 1 TO AGREEMENT OF SALE (this "Amendment"), dated as of April 17, 1997, by and between Stemmons Center Limited Partnership, an Illinois limited partnership ("Seller") and CMD Southwest, Inc., an Arizona corporation ("Purchaser").

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser have entered into that certain Agreement of Sale (as amended, the "Agreement") dated March 27, 1997, relating to that certain property commonly known as Stemmons Center, Dallas, Texas; and

     WHEREAS, Seller and Purchaser have agreed in the manner hereinafter set forth to modify the terms of the Agreement.

     NOW THEREFORE, in consideration of the foregoing premises, and the agreements and representations hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree to amend the Agreement as follows:

     1. Definitions. Any capitalized terms used herein but not defined shall have that meaning ascribed to them in the Agreement.

     2.  Amendment.

          2.1.  Purchase Price.  The Purchase Price shall be $12,724,000.

          2.2. Printing Credit. Purchaser shall receive a credit at Closing in the amount of $80,000 on account of certain painting obligations under Leases with the United States Postal Service.

     3. Modification. This Amendment and the provisions hereof may not be changed, waived or modified orally, but only by written agreement, signed by the party against whom enforcement of any waiver, change or modification is sought.

     4. Full Force and Effect. All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent otherwise expressly set forth in the Amendment.

     5. Conflicts. In the event that any of the provisions of the Agreement conflict with any of the terms and provisions of this Amendment, the terms and conditions of this Amendment shall prevail.

     6. Counterparts. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

     IN WITNESS WHEREOF, the undersigned have caused its duly authorized officers to sign this Amendment as of the date first above written.

                              SELLER:

                              STEMMONS CENTER LIMITED
                              PARTNERSHIP, an Illinois limited
                              partnership

                              By:  Stemmons Center Partners, Inc., an
                                     Illinois corporation, its general
                                     partner

                              By:  /s/  John K. Powell, Jr.
                                     --------------------------------
                              Its:      Senior Vice President

                              PURCHASER:

                              CMD SOUTHWEST, INC., an Arizona
                              corporation

                              By:  /s/ Randall J. Selig
                                     ----------------------------------------
                              Its:     Executive Vice President